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                                                                    EXHIBIT 23.5

                       CONSENT OF INDEPENDENT ACCOUNTANTS

   We consent to the inclusion in this registration statement on Form S-1 (File No. 333-32134) of our report dated February 19, 1999, on our audits of the financial statements and financial statement schedules of Telecomunicaciones Marinas, S.A.

                                          BDO Audiberia Auditores, S.L.


/s/ Mario Herrero
-------------------------------------
Mario Herrero
Partner

Madrid, Spain
July 5, 2000